UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      MARCH 8, 2005
                                                       -------------------------


                               IWO HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                333-39746                                14-1818487
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        (Commission File Number)              (IRS Employer Identification No.)


           52 CORPORATE CIRCLE
            ALBANY, NEW YORK                               12203
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(Address of Principal Executive Offices)                 (Zip Code)


                                 (518) 862-6000
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.02.        NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A
                  RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         (a) On March 8, 2005, management of IWO Holdings, Inc. (the "Company"), after its review of the accounting treatment for certain operating leases and leasehold improvements and in consultation with its independent auditors and the audit committee of the Company's board of directors (the "Audit Committee"), concluded that it will restate certain prior period financial statements to correct an error. The result of the restatement primarily will be to accelerate to earlier periods the recognition of certain non-cash lease expense.

         The restatement is not expected to impact historical or future cash flows provided by operating activities, the actual timing or amounts of cash payments under ground leases or the Company's liquidity position.

         The Company will restate results for the years ended December 31, 2002 and December 31, 2003, and the first three fiscal quarters of 2004. Accordingly, the financial statements and independent auditors' reports contained in the Company's filings with the Securities and Exchange Commission for these periods should no longer be relied upon.

         The Audit Committee and management of the Company discussed with the Company's independent auditors the matters disclosed in this Item 4.02(a) of this Form 8-K.

ITEM 7.01         REGULATION FD DISCLOSURE

         On March 14, 2005, the Company issued a press release regarding the Company's restatement of financial statements. The press release is furnished herewith as Exhibit 99.1 to this Form 8-K.

         The information in this Item 7.01, including the accompanying exhibit, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)               Exhibits.

                  99.1     Press Release, dated March 14, 2005.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  IWO HOLDINGS, INC.


                                  By: /s/ Richard C. Harris
                                      ------------------------------------------
                                      Richard C. Harris
                                      Vice President and Chief Financial Officer


Date: March 14, 2005


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                                  EXHIBIT INDEX

        EXHIBIT NO.       DESCRIPTION


        99.1              Press Release, dated March 14, 2005.